EXHIBIT 99.(5)

                                   APPLICATION
                                      FOR A
                                 SINGLE PREMIUM
                                IMMEDIATE ANNUITY

                                    CONTRACT

-     THE FIXED ACCOUNT

-     SOCIAL CHOICE EQUITY ACCOUNT

-     GROWTH & INCOME ACCOUNT

-     STOCK INDEX ACCOUNT

-     INTERNATIONAL EQUITY ACCOUNT

-     GROWTH EQUITY ACCOUNT

-     LARGE-CAP VALUE ACCOUNT

-     SMALL-CAP EQUITY ACCOUNT

-     REAL ESTATE SECURITIES ACCOUNT


      INCLUDED IN THIS PACKET:

-     Your Application

-     Exchange of Annuity
      Contracts Form



                                  [TIAA LOGO]

                     TIAA-CREF Life Insurance Company issues
                  Single Premium Immediate Annuity Contracts.

   INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT

================================================================================
1.    Owner Information

      Section 1 should be completed by you as the owner of this contract. As owner, you may exercise every right given by the contract without the consent of any other person. These rights include receiving the annuity payments and naming the beneficiary(ies).

      If you are not also the annuitant, you will need to complete Section 2.a. with the annuitant's information.

      A trust may be named as the owner. If the trust is the owner, the trust MAY NOT exercise any of our electronic transactions (i.e. Inter/Act and the Automated Telephone Service). All transactions by the trust MUST be in writing. Enter the trust's name in the space provided for the owner's name. The tax ID number should be entered under "Social Security Number" and the trust's address should be provided in the permanent residence space. Foreign trusts cannot own this contract.

      The owner may not be older than age 90 when the Single Premium Immediate Annuity is issued.

      Please complete all information including residential and mailing addresses. A residential mailing address MUST be provided if an alternative address mailing address (i.e. P.O. Box) is used.

================================================================================
2.    Annuitant Information

      a. Please complete this section if the first annuitant is a person other than the owner.

      b. Information on the second annuitant must be provided if you are applying for a two-life SPIA contract.

      The annuitant(s) named in 2.a. and 2.b. are the persons on whose lives the amount and duration of the contract's annuity payments are based. Once the contract is issued, the annuitant(s) may not be changed. The annuitant may not be older than age 90 when the Single Premium Immediate Annuity is issued.

================================================================================
3.    Other Contracts

      If the annuity being applied for will replace or change an existing life insurance policy or annuity contract that you now own, please indicate the name of the other company and the policy or contract number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COMPANY'S ANNUITY CONTRACT, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.

================================================================================
4.    Allocating the Single Premium

      Your single premium must be at least $25,000. PLEASE MAKE YOUR CHECK PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY. Indicate the amount of the premium that you are submitting with this application. You may allocate your premium, in whole dollars, to the Fixed Account and/or the variable investment accounts.

      Annuity payments from the Fixed Account are guaranteed.

      Once you have decided what amount of premium, if any, that you wish to allocate to each variable investment account, enter the dollar amount under the corresponding caption which indicates whether you wish the annuity payments to be revalued MONTHLY or ANNUALLY. Under any investment account, you may specify a dollar amount to be revalued monthly and another dollar amount to be revalued annually.

      Annuity payments from the investment accounts are variable and may increase or decrease depending on the investment results of the underlying funds.

================================================================================
5.    Choosing the Frequency of Payments

      You may choose to receive your annuity payments monthly, quarterly, semi-annually or annually. When you receive the first payment will depend on the payment frequency you have chosen.

      IF YOU CHOOSE MONTHLY PAYMENTS, THE FIRST ANNUITY PAYMENT DATE WILL
EITHER BE THE FIRST DAY OF THE NEXT MONTH, OR THE FIRST DAY OF THE MONTH AFTER THAT IF YOUR PREMIUM IS RECEIVED AFTER THE 20TH DAY OF A MONTH. IF YOU CHOOSE QUARTERLY, SEMI-ANNUAL OR ANNUAL PAYMENTS, YOUR FIRST ANNUITY PAYMENT DATE WILL BE THE FIRST DAY OF THE MONTH THAT IS EITHER THREE MONTHS, SIX MONTHS, OR TWELVE MONTHS, AS APPLICABLE, FOLLOWING THE MONTH WE RECEIVE YOUR PREMIUM.

   INSTRUCTIONS: APPLICATION FOR A SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT

================================================================================
6.    Choosing an SPIA Contract

      You may apply for a ONE-LIFE SPIA contract, a TWO-LIFE SPIA contract, or a FIXED-PERIOD SPIA contract by checking the appropriate space on the application. If applying for a one-life or two-life SPIA contract, please indicate what guaranteed period you want, if any (not to exceed the annuitant's life expectancy). During the guaranteed period, annuity payments will continue even if the annuitant(s) has died.

      Under a TWO-LIFE SPIA contract, you must also indicate the income benefit option that you want. The income benefit options described below indicate the amount of the annuity payment that will be made if an annuitant dies (or if both annuitants die and a guaranteed period has been chosen). Your choices are:

      - a FULL BENEFIT OPTION with the full annuity payment payable while either annuitant is alive; or

      - a TWO-THIRDS BENEFIT OPTION with the full annuity payment payable while both annuitants are alive and a reduction to two-thirds of the annuity payment after the death of either annuitant; or

      - a ONE-HALF BENEFIT OPTION with the full annuity payment payable while the first annuitant is alive and a reduction to one-half of the annuity payment if the first annuitant dies while the second annuitant is living.

      For the FIXED-PERIOD SPIA you must fill in the number of years, which may be from 5 to 30 (not to exceed the annuitant's life expectancy), that you select as the fixed period.

================================================================================
7.    Designation of Beneficiary

      If you die while annuity payments are still due under the Single Premium Immediate Annuity contract, the beneficiary(ies) you have named will become the owner(s) of the SPIA contract and will continue to receive such annuity payments. You should name a beneficiary UNLESS you select a one-life SPIA contract with NO guaranteed period and you are the annuitant.


================================================================================
IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 1 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 11:00 P.M., EASTERN TIME.

TIAA-CREF LIFE INSURANCE COMPANY
[TIAA LOGO]
730 Third Avenue
New York, NY 10017-3206

APPLICATION FOR A
SINGLE PREMIUM IMMEDIATE ANNUITY CONTRACT
Please print in INK and provide all information requested.

================================================================================
1.    Owner Information

A residential address must be provided even if an alternative mailing address (i.e. P.O. Box) is used


Owner's First Name               MI            Last Name

--------------------------------------------------------------------------------

Social Security Number:       -        -        Date of Birth:
                        ---------------------                  -----------------
                                                               Mo.   Day     Yr.

Sex:   M     F  Daytime Telephone                Evening Telephone
    ---   ---                     --------------                   -------------
E-Mail Address
               -----------------------------------------------------------------
Residential Address:
                     -----------------------------------------------------------
City                             State                     Zip
    ---------------------------       -------------------      -----------------
Mailing Address:
                ----------------------------------------------------------------
City                             State                     Zip
    ---------------------------       -------------------      -----------------
Citizenship (If other than U.S.)
                                ------------------------------------------------
Are you or your spouse currently or formerly employed by:

      College, university or other nonprofit education or research institution
-----
      K-12        Other
-----       -----
Occupation
           ---------------------------------------------------------------------
Name and Address of Employer
                             ---------------------------------------------------
Are you a member of a professional association?        Yes          No
                                                  -----        -----
If yes, please indicate association's name
                                           -------------------------------------

                                - DETACH HERE -

================================================================================
2.    Annuitant Information

(If the annuitant is not the owner, complete 2.a)

(Complete 2.b if applying for a two-life SPIA contract.)


a)  Annuitant's First Name                  MI       Last Name

--------------------------------------------------------------------------------

Social Security Number:       -        -        Date of Birth:
                         ---------------------                 -----------------
                                                               Mo.   Day     Yr.

Sex:   M     F  Daytime Telephone                Evening Telephone
    ---   ---                     --------------                   -------------
Residential Address:
                     -----------------------------------------------------------
City                             State                     Zip
    ---------------------------       -------------------      -----------------

b)  Second Annuitant's First Name           MI       Last Name

--------------------------------------------------------------------------------

Social Security Number:       -        -        Date of Birth:
                         ---------------------                 -----------------
                                                               Mo.   Day     Yr.

Sex:   M     F  Daytime Telephone                Evening Telephone
    ---   ---                     --------------                   -------------
Residential Address:
                     -----------------------------------------------------------
City                             State                     Zip
    ---------------------------       -------------------      -----------------

================================================================================
3.    Other Contracts

Will this contract replace or change a life insurance policy or annuity contract with another company?

    Yes          No
----         ----

If yes, other company's name                        Contract Number
                             ----------------------                 ------------
     Life Insurance Policy     OR          Annuity Contract
----                                   ----

                PLEASE REMEMBER TO SIGN AND DATE THE APPLICATION.

================================================================================
4.    Allocating the Single Premium

Indicate the amount of the single premium submitted with this application
$                 .
 -----------------

Please allocate your premium, in whole dollar amounts, to the fixed and/or the variable investment accounts. The total allocation among all accounts and revaluation methods must equal the single premium.

Fixed Account $
                ----------------------------

Variable Investment         Dollar Amount                    Dollar Amount
Accounts                    (ANNUITY PAYMENTS TO             (ANNUITY PAYMENTS TO
                            BE REVALUED MONTHLY)             BE REVALUED ANNUALLY)
Stock Index                 $                                $
                             -----------------------          --------------------------
Growth Equity
                             -----------------------          --------------------------
Growth & Income
                             -----------------------          --------------------------
International Equity
                             -----------------------          --------------------------
Social Choice Equity
                             -----------------------          --------------------------
Large-Cap Value
                             -----------------------          --------------------------
Small-Cap Equity
                             -----------------------          --------------------------
Real Estate Securities
                             -----------------------          --------------------------

================================================================================
5.    Choosing the Frequency of Payments

I wish to receive my annuity payments:

    Monthly            Quarterly            Semiannually            Annually
----               ----                 ----                    ----

================================================================================
6.    Choosing an SPIA Contract

I am applying for the following Single Premium Immediate Annuity (SPIA) contract:

    ONE-LIFE SPIA contract
----
    TWO-LIFE SPIA contract with a       full benefit if either annuitant survives; or
----                                ----
                                         two-thirds benefit if either annuitant survives the other; or
                                    ----
                                         one-half benefit if the second annuitant survives the first
                                    ----

For the one-life and two-life SPIA contracts you may choose a guaranteed period of:

    10 years         15 years           20 years           No guaranteed period
----             ----               ----               ----

    FIXED-PERIOD SPIA contract with a fixed period of        years
----                                                  ------

================================================================================
7.    Designation of Beneficiary

       (very important)

Name and Address of                  Relationship               Date of                Social
Primary Beneficiary(ies)               To Owner                  Birth               Security No.
----------------------------     --------------------     -------------------    --------------------

----------------------------     --------------------     -------------------    --------------------

----------------------------     --------------------     -------------------    --------------------

Name and Address of                  Relationship               Date of                Social
Contingent Beneficiary(ies)            To Owner                  Birth               Security No.
----------------------------     --------------------     -------------------    --------------------

----------------------------     --------------------     -------------------    --------------------

----------------------------     --------------------     -------------------    --------------------

The right to change beneficiaries is reserved to me unless TIAA-CREF Life is notified otherwise. NOTE: If no primary beneficiary (Class I) is living at time of owner's death, benefits are payable to the contingent beneficiary (Class II). If a class contains more than one person, the benefits are divided equally among the living beneficiaries of the class unless you've explicitly indicated otherwise.

================================================================================
-  8.    Your Agreement.

      The annuity applied for will not take effect unless and until, during the lifetimes of the proposed Annuitant(s) and Owner, TIAA-CREF Life has received the single premium and has approved this Application. If the Owner is not the Annuitant, the Annuitant(s) consents to this Application for an annuity based on his or her life. The Owner (not the Annuitant) controls the Contract. The Owner may exercise every right given by the Contract without the consent of any other person. This Contract has no provision for loans.

      I have received a current prospectus for the variable investment accounts of the Single Premium Immediate Annuity Contract and a current prospectus for the TIAA-CREF Life Funds, and have read and understand all provisions of this application.

      ANNUITY INCOME FROM THE VARIABLE INVESTMENT ACCOUNT IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT AND MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS.

================================================================================

UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER, AND I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO FAILURE TO REPORT INTEREST AND DIVIDEND INCOME; AND I AM A U.S. PERSON.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================

  ------------------------------------------------------------------
- SIGNATURE OF OWNER                                      DATE

  ------------------------------------------------------------------
  SIGNATURE OF ANNUITANT (IF OTHER THAN THE OWNER)        DATE

  ------------------------------------------------------------------
  SIGNATURE OF SECOND ANNUITANT                           DATE
  (IF A TWO-LIFE SPIA IS APPLIED FOR)


                                - DETACH HERE -

If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the variable component of the Contract and the TIAA-CREF Life Funds, check here: [ ]

The variable component of the Contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.

                                  [TIAA LOGO]

           (C) 2002 TIAA-CREF Life Insurance Company, New York, N.Y.